UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2014

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Weight Watchers International, Inc. 2014 Stock Incentive Plan

On May 6, 2014, Weight Watchers International, Inc. (the “Company”) held its 2014 annual meeting of shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Weight Watchers International, Inc. 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”), which had been previously recommended for approval by the Company’s Compensation and Benefits Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to shareholder approval. The 2014 Stock Incentive Plan became effective as of the date of such shareholder approval.

The material features of the 2014 Stock Incentive Plan are described in the section entitled “Proposal 4 Approval of the 2014 Stock Incentive Plan” on pages 8 through 14 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2014 in connection with the Annual Meeting (the “2014 Proxy Statement”), which pages are incorporated herein by reference. A copy of the 2014 Stock Incentive Plan, as approved by the Company’s shareholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 6, 2014. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class I directors for a term of three years expiring at the Company’s 2017 annual meeting of shareholders and until their successors have been duly elected and qualified; (2) elected the person listed below to serve as a Class III director for a term of two years expiring at the Company’s 2016 annual meeting of shareholders and until his successor has been duly elected and qualified; (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2014; (4) approved the 2014 Stock Incentive Plan; and (5) approved on an advisory basis the named executive officer compensation as set forth in the Company’s 2014 Proxy Statement. Set forth below are the voting results for these proposals.

(1)	Election of three Class I directors for a term of three years expiring at the Company’s 2017 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Raymond Debbane	38,428,282	8,771,080	6,003,714
Cynthia Elkins	46,946,316	253,046	6,003,714
Jonas M. Fajgenbaum	38,497,813	8,701,549	6,003,714

(2)	Election of one Class III director for a term of two years expiring at the Company’s 2016 annual meeting of shareholders and until his successor has been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
James R. Chambers	38,936,708	8,262,654	6,003,714

(3)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,033,831	145,648	23,597	N/A

(4)	Approval of the 2014 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,166,501	990,254	42,607	6,003,714

(5)	Approval on an advisory basis of named executive officer compensation as set forth in the Company’s 2014 Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,216,824	9,636,112	346,426	6,003,714

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 4 Approval of the 2014 Stock Incentive Plan” appearing on pages 8-14 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2014 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 9, 2014	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 4 Approval of the 2014 Stock Incentive Plan” appearing on pages 8-14 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2014 is incorporated herein by reference.

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